Exhibit 99.2

Company Update FOURTH QUARTER 2023

2 Q3 202 2 Financial Snapshot Forward - looking statements When used in this presentation or other written or oral communications, statements that are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “could,” “would,” “may,” the negative of these words or similar expressions, are intended to identify “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions . These forward - looking statements include information about possible or assumed future results with respect to MFA’s business, financial condition, liquidity, results of operations, plans and objectives . Among the important factors that could cause our actual results to differ materially from those projected in any forward - looking statements that we make are : general economic developments and trends and the performance of the housing, real estate, mortgage finance, broader financial markets ; inflation, increases in interest rates and changes in the market (i . e . , fair) value of MFA’s residential whole loans, MBS, securitized debt and other assets, as well as changes in the value of MFA’s liabilities accounted for at fair value through earnings ; the effectiveness of hedging transactions ; changes in the prepayment rates on residential mortgage assets, an increase of which could result in a reduction of the yield on certain investments in its portfolio and could require MFA to reinvest the proceeds received by it as a result of such prepayments in investments with lower coupons, while a decrease in which could result in an increase in the interest rate duration of certain investments in MFA’s portfolio making their valuation more sensitive to changes in interest rates and could result in lower forecasted cash flows ; credit risks underlying MFA’s assets, including changes in the default rates and management’s assumptions regarding default rates on the mortgage loans in MFA’s residential whole loan portfolio ; MFA’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowings ; implementation of or changes in government regulations or programs affecting MFA’s business ; MFA’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by MFA to accrete the market discount on residential whole loans and the extent of prepayments, realized losses and changes in the composition of MFA’s residential whole loan portfolios that may occur during the applicable tax period, including gain or loss on any MBS disposals or whole loan modifications, foreclosures and liquidations ; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of MFA’s Board of Directors and will depend on, among other things, MFA’s taxable income, its financial results and overall financial condition and liquidity, maintenance of its REIT qualification and such other factors as MFA’s Board of Directors deems relevant ; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes ; MFA’s ability to maintain its exemption from registration under the Investment Company Act of 1940 , as amended (or the “Investment Company Act”), including statements regarding the concept release issued by the Securities and Exchange Commission (“SEC”) relating to interpretive issues under the Investment Company Act with respect to the status under the Investment Company Act of certain companies that are engaged in the business of acquiring mortgages and mortgage - related interests ; MFA’s ability to continue growing its residential whole loan portfolio, which is dependent on, among other things, the supply of loans offered for sale in the market ; targeted or expected returns on our investments in recently - originated mortgage loans, the performance of which is, similar to our other mortgage loan investments, subject to, among other things, differences in prepayment risk, credit risk and financing costs associated with such investments ; risks associated with the ongoing operation of Lima One Holdings, LLC (including, without limitation, unanticipated expenditures relating to or liabilities arising from its operation (including, among other things, a failure to realize management’s assumptions regarding expected growth in business purpose loan (BPL) origination volumes and credit risks underlying BPLs, including changes in the default rates and management’s assumptions regarding default rates on the BPLs originated by Lima One) ; expected returns on MFA’s investments in nonperforming residential whole loans (“NPLs”), which are affected by, among other things, the length of time required to foreclose upon, sell, liquidate or otherwise reach a resolution of the property underlying the NPL, home price values, amounts advanced to carry the asset (e . g . , taxes, insurance, maintenance expenses, etc . on the underlying property) and the amount ultimately realized upon resolution of the asset ; risks associated with our investments in MSR - related assets, including servicing, regulatory and economic risks ; risks associated with our investments in loan originators ; risks associated with investing in real estate assets generally, including changes in business conditions and the general economy ; and other risks, uncertainties and factors, including those described in the annual, quarterly and current reports that we file with the SEC . These forward - looking statements are based on beliefs, assumptions and expectations of MFA’s future performance, taking into account information currently available . Readers and listeners are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made . New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA . Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward - looking statements, whether as a result of new information, future events or otherwise .

3 MFA at a glance 3 $1.9B Total equity 1998 Listed on NYSE in Leading hybrid mortgage REIT with extensive experience in managing residential mortgage assets through economic cycles $10.8B Total assets NYSE: MFA $4.7B Common dividends as of Dec. 31, 2023 as of Dec. 31, 2023 paid since IPO Dividend yield 13% as of Feb. 20, 2024 Loans acquired 3 $22B since 2014 Total shareholder return 2 30.7% FY 2023 Total economic return 1 7.8% Q4 2023 See page 26 for endnotes

4 Q 4 202 3 financial snapshot $13.98 $14.57 GAAP net income 5 $0.80 per basic common share Distributable earnings 6 $0.49 per common share GAAP book value Economic book value 4 per common share per common share $318M Unrestricted cash 1.7x Recourse leverage 7 4 Q4 Dividend $0.35 per common share Average coupon 10% on loans acquired in Q4

5 Q4 2023 Company Highlights □ Strong earnings and book value performance during another volatile quarter ▪ GAAP and Economic book value rose by 3.7% and 5.3%, respectively ▪ Distributable earnings of $0.49 per share, which includes $0.08 per share due to release of CECL reserve ▪ Declared $0.35 dividend □ Added $882M of loans and securities at attractive levels ▪ Lima One originated loans with a maximum UPB of $594M 8 at average coupon of 10.5% □ Loan portfolio credit fundamentals remain strong ▪ Current LTV of 59% on our loan portfolio at year - end □ Continued focus on liquidity and non - mark - to - market (non - MTM) 9 funding ▪ Issued two securitizations totaling $452M, bringing total securitized debt issued in 2023 to $1.8B ▪ Increased share of non - MTM loan financing to 78% ▪ Ended year with $318M of unrestricted cash ▪ Issued $115M of 5 - year 8.875% senior unsecured notes in Jan. 2024

6 Non - QM Loans Business Purpose Loans 12 Legacy RPL/NPL Other $3.8B $4.0B $1.1B $0.4B □ Acquired $882M of loans and Agency MBS, growing investment portfolio to $9.9B ▪ Lima One funded $573M 10 of new business purpose loans (BPLs) and draws on existing loans ▪ Purchased $287M of non - qualified mortgage (Non - QM) loans ▪ Purchased $22M of Agency MBS, growing position to $559M ▪ Sold $79M of lower coupon Non - QM loans and $18M of MSR - related securities ▪ Portfolio runoff was $408M in Q4 and $1.5B for FY 2023 □ High interest rates continue to provide opportunities to add new assets at attractive yields ▪ Average coupon on loans acquired in Q4 was 10% ▪ Acquired $3B of loans in FY 2023 at average coupon of 9.8% ▪ Average coupon in Lima One origination pipeline exceeds 10.25% ▪ Incremental ROE for new investments expected to be mid - teens Q4 2023 Investment Activity Investment Portfolio as of Dec. 31 11 Agency MBS $0.6B Average Coupon on Loan Acquisitions 4% 5% 6% 7% 8% 9% 10% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023

7 Q4 2023 Liability Highlights □ Our borrowing costs have been relatively stable due to fixed - rate securitizations and interest rate swaps ▪ Effective cost of funds in Q4 was 4.33% and 4.11% for FY 2023 □ Issued $452M of securitized term debt in Q4 ▪ Collateralized by $520M UPB of Non - QM and Transitional loans ▪ 72% of our asset - based financing is non - MTM ▪ Issued additional securitization collateralized by $193M UPB of Transitional loans in Feb. 2024 □ Overall leverage was 4.5x and recourse leverage was 1.7x at Dec. 31 ▪ $2.4B of unused financing capacity across all loan product types □ Repurchased $10M of convertible notes and additional $40M so far in 2024 ▪ Outstanding balance is less than $170M as of Feb. 21 □ Issued $115M of 5 - Year 8.875% senior unsecured notes in Jan. 2024 MTM Warehouse Line Non - MTM Warehouse Line Non - MTM Securitized Debt Other $2.4B MTM $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 Liabilities ($B) as of Dec. 31 Agency Repo MTM Warehouse Lines Non - MTM Warehouse Lines Non - MTM Securitized Debt Other $6.5B Non - MTM

8 Q4 2023 Interest Rate Swaps □ Positive carry on our interest rate swap position exceeds 350 bps ▪ We continue to benefit from our $3.3B interest rate hedge placed primarily in late 2021 and early 2022 before the Federal Reserve began aggressively raising the Fed Funds Rate in mid - 2022 ▪ Weighted average fixed pay rate was 1.85% and variable receive rate was 5.38% 13 at Dec. 31 ▪ Net positive swap carry of $31M, up from $29M in Q3 □ Added $185M of longer duration swaps in Q4, bringing net portfolio duration to 0.91 at Dec. 31 □ $3.3B swap position nearly covers $3.6B of floating - rate liabilities 1.49% 0.90% 1.25% WA Fixed Pay Rate: 2.69% 1.12% 1.58% 2.71% 3.64% $- $100 $200 $300 $400 $500 $600 $700 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 2028- 2033 Swap Maturity Profile ($M)

9 □ Loan delinquencies and loan - to - value (LTV) ratios remain low ▪ We continue to benefit from accumulated home price appreciation and principal paydowns ▪ 60+ day delinquency rate on Purchased Performing Loans 14 rose to 3.8% □ Realized losses have been rare due to low LTVs, strong underwriting and proactive asset management ▪ Total loan portfolio LTV was 59% at Dec. 31 15 ▪ Only 3.3% of our Purchased Performing Loans (as measured by UPB) have LTV ratios above 80% □ Geographically diverse loan portfolio Q4 2023 Credit Highlights 32% 25% Legacy RPL/NPL Legacy RPL/NPL 16 60+ day delinquency Q4 2022 Q4 2023 3.1% 3.8% Purchased Performing Purchased Performing 60+ day delinquency Q4 2022 Q4 2023 56% 64% 54% 59% Loan Portfolio LTV 15 Q4 2023 CA 27% FL 13% TX 7% NY 5% GA 5% NJ 3% Other 40% Loan Portfolio State Concentration 17 - $1B $2B $3B $4B <60% 60-70% 70-80% 80-90% 90-100% >100 % Loan Portfolio LTV Distribution Purchased Performing LTV Legacy RPL/NPL LTV

10 □ Strong origination volume in Q4 and FY 2023 ▪ $594M of originations 8 in Q4 with average LTV 18 of 64% and FICO score of 749 ▪ $2.3B originated in 2023, exceeding $2B for second consecutive year ▪ Origination fees, servicing fees and other fee income totaled $10.8M □ Lima has originated $5.6B 8 of BPLs for our balance sheet since our acquisition in 2021 ▪ Lima offers a broad range of loan products to real estate investors nationwide including rehab loans, bridge loans, construction loans, rental loans and small - balance multifamily loans ▪ Credit performance remains strong with 60+ day delinquency rate of 3.9% for our BPLs originated by Lima One Q4 2023 Lima One Highlights $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Origination UPB ($B) Lima One Origination Volume Since Acquisition 8 6.38% 5.38% 6.13% 5.70% 6.09% 6.58% 6.62% 6.88% 7.21% 7.45% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 BPL Portfolio Yield

11 Portfolio s tatistics 12/31/23 9/30/23 UPB ($M) $2,368 $2,106 Maximum loan amount ($M) $2,954 $2,693 Average maximum loan amount $852K $788K WA gross coupon 9.24% 8.92% Quarterly yield 8.60% 8.35% WA as - is/purchased LTV 19 66% 66% WA current ARV - LTV 20 64% 64% WA FICO score 747 746 WA loan age (months) 11 11 Small balance multifamily (5+ units) 50% 49% Ground - up construction 20% 20% 3 - month repayment rate 21 33 CPR 37 CPR 60+ days delinquent 5.1% 4.3 % Top 2 states TX 16% 17% FL 11% 12% Q4 2023 Transitional Loan Highlights □ Transitional loan portfolio grew to $2.4B UPB ▪ Lima One originated loans with a maximum UPB of $498M 8 at average ARV - LTV of 63% and average coupon of 10.9% □ Issued our third revolving securitization in Oct. 2023 and fourth in Feb. 2024 ▪ $1.3B UPB of loans have been financed via these revolving structures since 2022 □ 79% of Transitional loan financing is non - MTM TX 16% FL 12% GA 11% NY 7% NC 6% CA 5% IL 4% SC 4% OH 4% TN 3% Other 30% State Concentration 17 Small Balance Multifamily Loans 50% Bridge Loans 14% Ground - up Construction Loans 20% Rehab Loans 16% Loan Product 1% 2% 12% 25% 38% 23% <620 620-659 660-699 700-739 740-779 780+ FICO Score at Origination

12 P ortfolio s tatistics 12/31 /2 3 9/30/23 UPB ($M) $1,730 $1,668 Average loan balance $247K $249K WA gross coupon 6.36% 6.22% Quarterly yield 6.01% 5.88% WA original LTV 70% 70% WA current LTV 15 64% 62% WA FICO score 738 737 WA DSCR 22 1.47x 1.48x WA loan age (months) 21 20 Hybrid ARMs 25% 25% Cash - out refinance 70% 71% 3 - month prepayment rate 6 CPR 6 CPR 60+ days delinquent 4.7% 3.8% Top 2 states FL 10% 11% GA 8% 9% Q4 2023 SFR Loan Highlights □ Single - family rental (SFR) loan portfolio grew by 4% ▪ Lima One originated $96M of SFR loans in Q4 with average LTV of 67% and average coupon of 8.6% ▪ $364M of SFR loans originated in FY 2023 with average LTV of 68% and average coupon of 8.4% □ Issued seven securitizations collateralized by $1.6B UPB of SFR loans since 2021 □ 87% of SFR loan financing is non - MTM FL 10% PA 9% GA 8% OH 8% NC 5% NJ 5% IL 5% TX 5% MI 4% NY 4% Other 37% State Concentration 17 0% 12% 51% 37% < 1x 1-1.20x 1.20-1.5x >1.5x DSCR at Origination 0% 4% 14% 28% 33% 19% <620 620-659 660-699 700-739 740-779 780+ FICO Score at Origination

13 Q4 2023 Non - QM Highlights □ Acquired $282M UPB of Non - QM loans in Q4 with average LTV of 71% and average coupon of 8.8% ▪ Acquired $863M of loans in FY 2023 with average LTV of 67% and average coupon of 8.8% □ Issued our 13 th Non - QM securitization in Q4 ▪ Collateralized by $295M UPB of loans ▪ $4.8B UPB securitized since strategy inception □ 79% of Non - QM loan financing is non - MTM CA 53% FL 16% TX 5% AZ 3% CO 2% Other 21% State Concentration 17 12.8% 43.7% 25.6% 2.5% 15.3% Loan Product Type Full Doc Bank Statement DSCR Asset Depletion Other 3.3% 2.6% 2.3% 2.6% 2.7% 2.4% 2.2% 2.7% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 60+ Days Delinquent P ortfolio s tatistics 12/31/23 23 9/30/23 UPB ($M) $3,935 $3,963 Average loan balance $496K $503K WA gross coupon 5.92% 5.74% Quarterly yield 5.06% 5.10% WA original LTV 67% 67% WA current LTV 15 56% 56% WA FICO score 735 735 Fixed rate 79% 78% Hybrid ARMs 21% 22% Purchase 52% 52% Cash - out refinance 37% 37% 3 - month prepayment rate 8 CPR 9 CPR 60+ days delinquent 2.7% 2.2% Top 2 states CA 53% 55% FL 16% 15%

14 Legacy Non - Performing and Re - Performing Loans Non - Performing L oans (NPLs) 24 □ Remaining UPB of $651M for loans purchased as NPLs □ 94% of loans purchased as NPLs were performing, paid in full (PIF), liquidated or REO at Dec. 31 □ Achieving favorable outcomes due to home price appreciation and intensive asset management □ 77% of loans modified by MFA are either performing or have paid in full as of Dec. 31 □ Sold 71 REO properties for $23M, realizing net gains of $2M Re - Performing Loans (RPL) 25 □ Remaining UPB of $ 704M for loans purchased as RPLs □ 8 6 % of RPL portfolio was less than 60 days delinquent a t Dec. 31 □ On average, 33 % of 60+ days delinquent loans are making payments □ Portfolio LTV has fallen to 49 % due to significant home price appreciation and principal repayments □ Seasoned , stable portfolio with average loan age of 1 8 years and average UPB of $186K NPL Acquisition Year 2014 2015 2016 2017 2018 2019 Total UPB Purchased ($M) 208 620 280 670 497 227 2,501 Status 12/31/2023 Performing 26 /PIF 46% 29% 31% 40% 53% 40% 40% Liquidation/REO 49% 65% 66% 54% 40% 47% 54% Non - performing 5% 6% 3% 6% 7% 13% 6% Remaining UPB ($M) 50 110 41 178 170 102 651 0% 5% 10% 15% 20% 25% Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Jun-23 Dec-23 RPL Portfolio CPR 1-Month 3-Month

15 Appendix James Casebere , Landscape with Houses ( Dutchess County, NY) #2, 2010 (detail)

16 MFA Financial Overview □ MFA Financial, Inc. (NYSE: MFA) is an internally managed real estate investment trust (REIT) that invests in U.S. residential mortgage loans and mortgage - backed securities □ MFA focuses primarily on mortgage subsectors in which it tries to avoid direct competition with banks and government - sponsored enterprises □ MFA owns a diversified portfolio of business purpose loans (BPLs), non - qualified mortgage (Non - QM) loans, re - performing/non - performing loans (RPL/NPLs) and residential mortgage - backed securities □ In 2021, MFA acquired Lima One Capital, a leading nationwide BPL originator and servicer with $9B 8 in originations since its formation in 2011 □ MFA originates BPLs directly through Lima One and acquires Non - QM loans through flow and mini - bulk arrangements with a select group of originators with which it holds strong relationships □ MFA operates a leading residential credit securitization platform with $8.8B of issuance since inception □ MFA has deep expertise in residential credit as well as a long history of investing in new asset classes when compelling opportunities arise □ Since its IPO in 1998, MFA has distributed $4.7 billion of dividends to its stockholders

17 Lima One: Leading Nationwide BPL Originator and Servicer Product Offerings □ Lima One offers a diverse selection of both short - term and long - term financing solutions to experienced real estate investors across the U.S. □ Current products include rehab loans, construction loans, single - family rental loans and small - balance multifamily loans Fully Integrated BPL Platform □ Lima One, a wholly - owned subsidiary of MFA, is an industry - leading, fully integrated business purpose lending platform □ Lima operates an efficient and scalable platform with approximately 300 employees headquartered in Greenville, SC □ Lima has originated $5.6 B 8 since MFA’s acquisition in 2021 and $9B 8 since its formation in 2011 □ Origination volume of $2.3B 8 in both 2022 and 2023 □ Lima provides MFA with access to organically - created, high - yielding loans, substantially below the cost to purchase from third parties Credit Quality □ Strong focus on credit quality, with disciplined underwriting, in - house servicing and construction management teams □ Conservative underwriting with average FICO score of 744 and average LTV of 67% 15 as of Dec. 31, 2023 □ 60+ day delinquency rate of 3.9% as of Dec. 31, 2023 27 □ Historical losses of less than 1 bp on over $2B of payoffs and liquidations for loans held by MFA and originated by Lima One Geographic and Borrower Diversity □ No state concentration above 15% and no borrower concentration above 2% Concentration 10% to 15% 5% to 10% Below 5% No loans

18 Book Value Upside □ Economic book value has over $3 per share of potential upside ▪ Our loan portfolio is marked at a substantial discount to par largely due to impact of higher interest rates ▪ We recoup these unrealized losses as borrowers make scheduled principal payments and as loans pay off □ Economic book value would be $17.65 per share if our loans and securitized debt were repaid at par ▪ Strong credit fundamentals support potential book value upside $3.08 potential upside $6 $8 $10 $12 $14 $16 $18 $20 $22 MFA Stock Price 12/31 EBV 12/31 Loan portfolio discount to par Securitized debt discount to par Potential EBV Potential upside in Economic book value (EBV) $14.57 $5.43 $(2.35) $17.65 $11.27 $14.57 EBV

MFA-Issued Securitizations Outstanding

Securitization Name	Loan Product Type	Settlement Date	Original Collateral UPB ($M)[28]	Current Collateral UPB ($M)[28]	Bonds Sold ($M)	Original UPB Sold (%)[29]	Outstanding Balance of Bonds Sold ($M)	Weighted Average Coupon (WAC) of Outstanding Bonds Sold	WAC of Underlying Loans	Callable Date
MFRA 2020-NQM1	Non-QM	Sep-20	391	114	373	95%	96	2.27%	5.92%	Currently Callable
MFRA 2020-NQM2	Non-QM	Oct-20	570	178	535	94%	142	2.13%	6.17%	30% Clean-up Call
MFRA 2020-NQM3	Non-QM	Dec-20	381	123	359	94%	101	1.79%	5.57%	Currently Callable
MFRA 2021-INV1	SFR	Feb-21	217	82	198	91%	63	1.36%	6.96%	Currently Callable
MFRA 2021-NPL1	NPL	Mar-21	367	214	240	65%	81	2.36%	5.16%	Currently Callable
MFRA 2021-NQM1	Non-QM	Apr-21	394	140	371	94%	118	1.71%	5.56%	Mar-24
MFRA 2021-RPL1	RPL	Jun-21	473	294	435	92%	262	1.42%	5.18%	20% Clean-up Call
MFRA 2021-NQM2	Non-QM	Aug-21	289	154	277	96%	142	1.36%	5.11%	Jul-24
MFRA 2021-AEINV1	Agency Eligible	Oct-21	312	267	297	95%	N/A	1.43%	3.27%	N/A
MFRA 2021-INV2	SFR	Nov-21	284	238	260	91%	213	2.18%	5.14%	Oct-24
MFRA 2021-AEINV2	Agency Eligible	Dec-21	340	301	323	95%	N/A	1.52%	3.46%	N/A
MFRA 2022-CHM1	Non-QM	Mar-22	237	178	204	86%	144	3.92%	5.11%	Mar-24
MFRA 2022-NQM1	Non-QM	Mar-22	333	272	310	93%	249	4.14%	4.56%	Mar-25
MFRA 2022-INV1	SFR	Apr-22	258	230	224	87%	196	4.01%	4.84%	Apr-25
MFRA 2022-RTL1	Transitional	Apr-22	265	265	239	90%	239	5.22%	8.13%	Mar-24
MFRA 2022-NQM2	Non-QM	Jun-22	541	473	398	74%	339	4.00%	4.27%	Jun-25
MFRA 2022-RPL1	RPL	Jul-22	336	259	307	96%	246	3.39%	4.83%	Jul-25
MFRA 2022-INV2	SFR	Jul-22	214	198	169	79%	152	4.95%	5.63%	Jul-25
MFRA 2022-NQM3	Non-QM	Sep-22	342	303	274	80%	235	5.57%	5.88%	Sep-25
MFRA 2022-INV3	SFR	Oct-22	235	219	160	68%	147	6.00%	6.51%	Oct-25
MFRA 2023-NQM1	Non-QM	Jan-23	314	284	253	81%	224	5.75%	6.04%	Jan-26
MFRA 2023-RTL1	Transitional	Feb-23	155	155	116	75%	116	7.58%	9.52%	Aug-24
MFRA 2023-INV1	SFR	Feb-23	204	192	154	76%	143	6.10%	6.97%	Feb-26
MFRA 2023-NQM2	Non-QM	May-23	372	346	309	83%	283	4.66%	5.74%	May-26
MFRA 2023-INV2	SFR	Sep-23	215	213	191	89%	190	7.05%	8.05%	Sep-26
MFRA 2023-NQM3	Non-QM	Sep-23	387	364	343	89%	321	6.74%	7.87%	Aug-26
MFRA 2023-RTL2	Transitional	Oct-23	230	230	184	80%	184	8.50%	10.05%	Oct-25
MFRA 2023-NQM4	Non-QM	Dec-23	295	295	268	91%	268	6.32%	8.06%	Dec-26
MFRA 2024-RTL1	Transitional	Feb-24	200	200	160	80%	160	7.09%	10.83%	Jul-26
Total			9,152	6,781	7,931	85%	5,054	4.60%	6.09%	

19

20 Select Financial Metrics 1.74% 2.14% 2.17% 2.13% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Net Interest Spread 2.64% 2.99% 3.02% 2.96% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Net Interest Margin 3.95% 3.96% 4.18% 4.33% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Effective Cost of Funds $- $0.10 $0.20 $0.30 $0.40 $0.50 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Distributable Earnings vs. Dividend DE Dividend $- $4 $8 $12 $16 Q1 2023 Q2 2023 Q3 2023 Q4 2023 GAAP vs. Economic Book Value GAAP Book Value Economic Book Value 5.69% 6.10% 6.35% 6.46% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Asset Yield

MFA FINANCIAL, INC.

Reconciliation of GAAP net income to non-GAAP Distributable earnings

"Distributable earnings" is a non-GAAP financial measure of our operating performance, within the meaning of Regulation G and Item 10(e) of Regulation S-K, as promulgated by the Securities and Exchange Commission. Distributable earnings is determined by adjusting GAAP net income/(loss) by removing certain unrealized gains and losses, primarily on residential mortgage investments, associated debt, and hedges that are, in each case, accounted for at fair value through earnings, certain realized gains and losses, as well as certain non-cash expenses and securitization-related transaction costs. The transaction costs are primarily comprised of costs only incurred at the time of execution of our securitizations and include costs such as underwriting fees, legal fees, diligence fees, bank fees and other similar transaction related expenses. These costs are all incurred prior to or at the execution of our securitizations and do not recur. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from distributable earnings. Management believes that the adjustments made to GAAP earnings result in the removal of (i) income or expenses that are not reflective of the longer term performance of our investment portfolio, (ii) certain non-cash expenses, and (iii) expense items required to be recognized solely due to the election of the fair value option on certain related residential mortgage assets and associated liabilities. Distributable earnings is one of the factors that our Board of Directors considers when evaluating distributions to our shareholders. Accordingly, we believe that the adjustments to compute Distributable earnings specified below provide investors and analysts with additional information to evaluate our financial results.

The following table provides a reconciliation of GAAP net (loss)/income used in the calculation of basic EPS to our non-GAAP Distributable earnings for the quarterly periods presented.

($ in millions, except per share amounts)		Q4 2023		Q3 2023		Q2 2023		Q1 2023		Q4 2022
GAAP Net income/(loss) used in the calculation of basic EPS	$	81.5	$	(64.7)	$	(34.2)	$	64.6	$	(1.6)
Adjustments:										
Unrealized and realized gains and losses on:										
Residential whole loans held at fair value		(224.2)		132.9		130.7		(129.2)		68.8
Securities held at fair value		(21.4)		13.4		3.7		(2.9)		0.4
Residential whole loans and securities at carrying value		0.3		-		-		-		-
Interest rate swaps		97.4		(9.4)		(37.0)		40.8		12.7
Securitized debt held at fair value		108.7		(40.2)		(30.9)		48.8		(45.0)
Investments in loan origination partners		0.3		0.8		0.9		-		8.5
Expense items:										
Amortization of intangible assets		0.8		0.8		1.3		1.3		1.3
Equity based compensation		3.6		4.4		3.9		3.0		2.5
Securitization-related transaction costs		2.7		3.2		2.1		4.6		1.7
Total adjustments	$	(31.8)	$	105.9	$	74.7	$	(33.6)	$	51.0
Distributable earnings	$	49.7	$	41.2	$	40.5	$	31.0	$	49.4
GAAP earnings/(loss) per basic common share	$	0.80	$	(0.64)	$	(0.34)	$	0.63	$	(0.02)
Distributable earnings per basic common share	$	0.49	$	0.40	$	0.40	$	0.30	$	0.48
Weighted average common shares for basic earnings per share		102.3		102.3		102.2		102.2		101.8

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22 Reconciliation of GAAP Book Value to Economic Book Value “Economic book value” is a non - GAAP financial measure of our financial position . To calculate our Economic book value, our portfolios of Residential whole loans and securitized debt(1) held at carrying value are adjusted to their fair value, rather than the carrying value that is required to be reported under the GAAP accounting model applied to these financial instruments . These adjustments are also reflected in the table below in our end of period stockholders’ equity . Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for all of our investment activities, irrespective of the accounting model applied for GAAP reporting purposes . Economic book value does not represent and should not be considered as a substitute for Stockholders’ Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies . The following table provides a reconciliation of GAAP book value per common share to our non - GAAP Economic book value per common share as of the end of each quarter since Q 4 2022 . ($ i n millions, except per share amounts) 12/31 /2 3 9/30 /2 3 6/30 /2 3 3 /3 1 /2 3 12 /3 1 /22 GAAP Total Stockholders’ Equity $ 1,899.9 $ 1,848.5 $ 1,944.8 $ 2,018.6 $ 1,988.8 Preferred Stock, liquidation preference (475.0) (475.0) (475.0) (475.0) (475.0) GAAP Stockholders’ Equity for book value per common share $ 1,424.9 $ 1,373.5 $ 1,469.8 $ 1, 543.6 $ 1, 513.8 Adjustments: Fair value adjustment to Residential whole loans, at carrying value (35.6) (85.3) (58.3) (33.9) (70.2) Fair value adjustment to Securitized debt, at carrying value 95.6 122.5 129.8 122.4 139.7 Stockholders’ Equity including fair value adjustments to Residential whole loans and Securitized debt held at carrying value (Economic book value ) $ 1,484.9 $ 1,410.7 $ 1,541.3 $ 1,632.1 $ 1,583.3 GAAP book value per common share $ 13.98 $ 13.48 $ 14.42 $ 15.15 $ 14.87 Economic book value per common share $ 14.57 $ 13.84 $ 15.12 $ 16.02 $ 15.55 Number of shares of common stock outstanding 101.9 101.9 101.9 101. 9 101.8

23 Book Value and Economic Book Value Rollforward GAAP Economic Book value per common share as of 9/30/23 $13.48 $13.84 Net income available to common shareholders 0.80 0.80 Common stock dividends declared (0. 35 ) (0. 35 ) Fair value changes attributable to residential mortgage securities and other 0.05 0.05 Change in fair value of residential whole loans reported at carrying value under GAAP — 0.49 Change in fair value of securitized debt at carrying value under GAAP — (0.26) Book value per common share as of 12/31/23 $ 13.98 $ 14.57

24 GAAP Segment Reporting (Dollars in m illions) Mortgage - Related Assets Lima One Corporate Total Three months ended Dec. 31, 2023 Interest Income 94.5 71.9 3.5 169.9 Interest Expense 68.7 51.0 3.7 123.4 Net Interest Income /(Expense) $ 25.8 $ 20.9 $ (0.2) $ 46.5 (Provision)/Reversal of Provision for Credit Losses on Residential Whole Loans 7.9 - - 7.9 Net Interest Income /(Expense) after Reversal of Provision/( Provision ) for Credit Losses $ 33.7 $ 20.9 $ (0.2) $ 54.4 Net gain/(loss) on residential whole loans measured at fair value through earnings 170.9 53.3 - 224.2 Net Realized Loss on Residential Whole Loan Held at Carrying Value (1.2) - - (1.2) ) Impairment and other net gain on securities and other portfolio investments 22.3 - (0.3) 22.0 Net gain on real estate owned 0.8 0.1 - 0.9 Net gain on derivatives used for risk management purposes (53.3) (17.1) - (70.4) Net gain on securitized debt measured at fair value through earnings (76.4) (35.3) - (111.7) Lima One - origination, servicing and other fee income - 10.8 - 10.8 Other, net 1.4 0.2 (0.1) 1.5 Total Other Income/(Loss) , net $ 64.5 $ 12.0 $ (0.4) $ 76.1 Compensation and benefits - 11.9 7.5 19.4 General and administrative expenses 0.2 5.7 6.7 12.6 Loan servicing, financing, and other related costs 4.9 0.4 2.6 7.9 Amortization of intangible assets - 0.9 - 0.9 Net Income/( Loss ) $ 93.1 $ 14.0 $ (17.4) $ 89.7 Less Preferred Stock Dividend Requirement - - 8.2 8.2 Net Income/( Loss ) Available to Common Stock and Participating Securities $ 93.1 $ 14.0 $ (25.6) $ 81.5

25 Distributable Earnings by Operating Segment (Dollars in m illions) Mortgage - Related Assets Lima One Corporate Total Three months ended Dec. 31, 2023 GAAP Net income/(loss) used in the calculation of basic EPS $ 93.1 $ 14.1 $ (25.7) $ 81.5 Adjustments: Unrealized and realized gains and losses on: Residential whole loans held at fair value (170.9) (53.3) — (224.2) Securities held at fair value (21.4) — — (21.4) Gain/Loss on Loans and Securities 0.3 0.3 Interest rate swaps 72.7 24.7 — 97.4 Securitized debt held at fair value 73.8 34.9 — 108.7 Investments in loan origination partners — — 0.3 0.3 Expense items: Amortization of intangible assets — 0.8 — 0.8 Equity based compensation — 0.1 3.5 3.6 Securitization - related transaction costs 0.1 — 2.6 2.7 Total adjustments $ (45.4) $ 7.2 $ 6.4 $ (31.8)

MFA FINANCIAL, INC.

Endnotes

1) *Total economic return is calculated as the quarterly change in Economic Book Value (EBV) plus common dividends declared during the quarter divided by EBV at the start of the quarter.*
2) *Total shareholder return includes dividends paid. Assumes dividends reinvested in MFA shares.*
3) *Purchased value of all residential whole loans acquired by MFA since 2014.*
4) *Economic book value is a non-GAAP financial measure. Refer to slide 19 for further information regarding the calculation of this measure and a reconciliation to GAAP book value.*
5) *GAAP net income presented per basic and diluted common share.*
6) *Distributable earnings is a non-GAAP financial measure. Refer to slide 18 for further information regarding the calculation of this measure and a reconciliation to GAAP net income.*
7) *Recourse leverage is the ratio of MFA's financing liabilities (excluding non-recourse Securitized Debt) to net equity. Including Securitized Debt, MFA's overall leverage ratio at Dec. 31, 2023 was 4.5x.*
8) *Origination amounts are based on the maximum loan amount, which includes amounts initially funded plus any committed but undrawn amounts.*
9) *Non-MTM refers to financing arrangements not subject to margin calls based on changes in the fair value of the financed residential whole loans. Such agreements may experience changes in advance rates or collateral eligibility as a result of factors such as changes in the delinquency status of the financed residential whole loans.*
10) *Includes $417M of funded originations during Q4 plus $156M of draws funded during Q4 on previously originated Transitional loans.*
11) *Amounts presented reflect the aggregation of fair value and carrying value amounts as presented in MFA's consolidated balance sheet at Dec. 31, 2023.*
12) *Business Purpose Loans comprised of $2.4B of Transitional loans and $1.6B of SFR loans at Dec. 31, 2023.*
13) *Swap variable receive rate is the Secured Overnight Financing Rate (SOFR).*
14) *Purchased Performing Loans includes Non-QM, Transitional, Single-family rental, Seasoned Performing and Agency-eligible investor loans.*
15) *Reflects principal amortization and estimated home price appreciation (or depreciation) since acquisition. Zillow Home Value Index (ZHVI) is utilized to estimate updated LTVs. For Transitional loans, the LTV reflects after repaired loan to value.*
16) *Legacy RPL/NPL includes Purchased Credit Deteriorated and Purchased Non-Performing loans.*
17) *State concentration measured by loan balance. No state in "Other" category has concentration above 3%.*
18) *LTV is based on After Repaired Value (ARV) for Transitional loans and as-is LTV for Rental loans at origination.*
19) *Weighted average loan amount to as-is value (when available) or purchase value at origination.*
20) *Weighted average loan amount to after repaired value. Reflects loan amortization and estimated home price appreciation (or depreciation) since origination. ZHVI is utilized to estimate updated LTVs.*
21) *Includes all principal repayments.*
22) *Weighted average debt service coverage ratio (DSCR).*
23) *Excludes approximately $104M of Non-QM loans for which the closing had not yet occurred as of Dec. 31, 2023.*
24) *Non-Performing at purchase refers to loans at least 60 days delinquent at purchase.*
25) *Includes Purchased Credit Deteriorated (PCD) and certain other loans purchased as Re-Performing Loans but were not classified as PCD loans for accounting purposes.*
26) *Performing as of Dec. 31, 2023 defined as less than 60 days delinquent or made a full P&I payment in Dec. 2023.*
27) *60+ day delinquency rate for loans originated by Lima One and held by MFA.*
28) *Collateral UPB includes cash for Transitional securitizations and REO properties for MFRA 2021-NPL1.*
29) *Bonds sold relative to certificates issued.*

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